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                                                                   EXHIBIT 10.14


                             THE VIRTUAL MALL, INC.
                             1996 STOCK OPTION PLAN
                            (AS AMENDED MAY 15, 1996)

        1. ADOPTION AND PURPOSE OF THE PLAN. This stock option plan, to be known as the "The Virtual Mall, Inc. 1996 Stock Option Plan" (but referred to herein as the "PLAN") has been adopted by the board of directors (the "BOARD") of The Virtual Mall, Inc., a California corporation (the "COMPANY"), and is subject to the approval of its shareholders pursuant to section 8 below. The purpose of this Plan is to advance the interests of the Company and its shareholders by enabling the Company to attract and retain qualified employees, independent contractors, consultants and advisers by providing them with an opportunity for investment in the Company. The options that may be granted hereunder ("OPTIONS") represent the right by the grantee thereof (each, including any permitted transferee hereunder, an "OPTIONEE") to acquire shares of the Company's common stock ("SHARES" which if acquired pursuant to the exercise of an Option will be referred to as "OPTION STOCK") subject to the terms and conditions of this Plan and a written agreement between the Company and the Optionee to evidence each such Option (an "OPTION AGREEMENT").

        2. CERTAIN DEFINITIONS. The defined terms set forth in Exhibit A attached hereto and incorporated herein (together with other capitalized terms defined elsewhere in this Plan) will govern the interpretation of this Plan.

        3. ELIGIBILITY. The Company may grant Options under this Plan only to persons who, at the time of such grant, are employees (including officers), directors, independent contractors, advisers or consultants of the Company and/or any of its Subsidiaries ("ELIGIBLE PARTICIPANTS"), and no Option may be granted to any person after he or she ceases, for any reason, to be an Eligible Participant (a "LOSS OF ELIGIBILITY STATUS", which for all purposes hereunder will be determined with respect to the original grantee and holder of an Option, who will be referred to as the "ORIGINAL HOLDER"). Subject to the provisions of section 4 of this Plan, there is no limitation on the number of Options that may be granted to an Eligible Participant.

        4. OPTION POOL; SHARES RESERVED FOR OPTIONS. Options may be granted hereunder from time to time only to the extent that the number of Shares (i) that may be issued pursuant to the exercise of all outstanding and unexpired Options granted hereunder, and (ii) that have been issued and are outstanding pursuant to the exercise of Options granted hereunder (net of any such Shares of Option Stock that have been reacquired by the Company by repurchase or otherwise) does not exceed Six Hundred Thirty-Five Thousand (635,000) Shares (the "OPTION POOL"). At all times while this Plan is in effect, the Company will reserve for issuance hereunder the number of authorized and unissued Shares that is equal to the Option Pool, less the number of Shares of Option Stock that have been issued and are outstanding pursuant to the exercise of Options granted hereunder.

        5. ADMINISTRATION. This Plan will be administered and interpreted by the Board, or by a committee consisting of two or more members of the Board, appointed by the Board for such purpose (the Board, or such committee, referred to herein as the


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"ADMINISTRATOR"). Subject to the express terms and conditions hereof, the
Administrator is authorized to prescribe, amend and rescind rules and regulations relating to this Plan, and to make all other determinations necessary or advisable for its administration and interpretation. Specifically, the Administrator will have full and final authority in its discretion, subject to the specific limitations on that discretion as are set forth herein and in the Articles of Incorporation and Bylaws of the Company, at any time and from time to time:

                (a) to select and approve the Eligible Participants to whom Options will be granted from time to time hereunder;

                (b) to determine the Fair Market Value of the Shares as of the Grant Date for any Option that is granted hereunder;

                (c) with respect to each Option it decides to grant, to determine the terms and conditions of that Option, to be set forth in the Option Agreement evidencing that Option (the form of which also being subject to approval by the Administrator), including at a minimum the following:

                        (i) the total number of Shares of Option Stock that may be acquired by the Optionee pursuant to that Option;

                        (ii) whether that Option will be designated an "incentive stock option" as defined in Section 422 of the Code (an "ISO"), in which case the Option will be subject to all of the special provisions set forth in section 6 below;

                        (iii) the per share purchase price to be paid to the Company by the Optionee to acquire the Option Stock issuable upon exercise of the Option (the "OPTION PRICE"); provided that the Option Price will not be less than eighty-five percent (85%) of the Fair Market Value of the Shares as of the Grant Date, unless the Optionee is a 10% shareholder, in which case the Option Price will not be less than one hundred ten percent (110%) of such Fair Market Value;

                        (iv) the maximum period or term during which that Option will be exercisable (the "OPTION TERM") and/or the last date on which that Option may be exercised (the "EXPIRATION DATE"), provided that in no event may the Expiration Date be later than, or the Option Term be longer than, ten
(10) years from the Grant Date;

                        (v) the maximum period following any Loss of Eligibility Status with respect to the Original Holder, whether resulting from his or her death, disability or any other reason, during which period (the "GRACE PERIOD") the Option will be exercisable, subject to the earlier end of the Option Term or the Expiration Date, provided that if the Administrator fails to specify such Grace Periods, but subject to the provisions of section 6(e) below with respect to ISOs, the Option may be exercised until its Expiration Date regardless of such Loss of Eligibility Status, unless the same results from a Just Cause Termination of the Original Holder, in which case the Grace Period shall be a period of thirty (30) days after such Loss of Eligibility Status, provided further that in no event may the Administrator specify any


                                       2.
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Grace Periods that are shorter than (A) thirty (30) days after a Loss of
Eligibility Status, other than by reason of the Original Holder's death or disability, and (B) six (6) months after a Loss of Eligibility Status by reason of the Original Holder's death or disability;

                        (vi) the conditions (e.g., the passage of time or the occurrence of events), if any, that must be satisfied prior to the vesting of the right to exercise all, or specified portions, of an Option (the vested portion of such Option being referred to as a "VESTED OPTION" and the unvested portion being referred to as an "UNVESTED OPTION"); provided that no such conditions (except the Loss of Eligibility Status of the Original Holder, after which no Unvested Option will become a Vested Option) may be imposed which prevents an Optionee from purchasing at least twenty percent (20%) of the Shares of Option Stock initially subject to the Option as of the first anniversary of the Grant Date, and as of each anniversary thereafter, such that by the fifth anniversary of the Grant Date (assuming no such Loss of Eligibility Status) the entire Option would be deemed a Vested Option; provided further, that if the Option Agreement does not otherwise specify, the Option will initially be deemed an entirely Unvested Option but portions of the Option will become a Vested Option on the following schedule: (A) no portion of the Option will become a Vested Option during the first six (6) months after the Grant Date; (B) two and two-ninths percent (2.22%) will become a Vested Option, on a cumulative basis, as of the end of each month following the Grant Date until the fourth anniversary of the Grant Date, except that on the first anniversary of the Grant Date an additional six and two-thirds percent (6.67%) will become a Vested Option so that as of such first anniversary a total of twenty percent (20%) will have become a Vested Option and as of the fourth anniversary of the Grant Date, the entire Option will be a Vested Option, subject in each case to the condition as of each such vesting date that the Original Holder does not suffer a Loss Eligibility Status prior to such vesting date; and

                        (vii) the form or forms of legal consideration in addition to cash (including without limitation Shares, unexercised Vested Options, and promissory notes) that the Company will accept as payment of all or a portion of the Option Price and/or Tax Withholding Liability to be paid by the Optionee upon the exercise of an Option granted hereunder, and the fair market value of such non-cash consideration; and

                (d) to delegate all or a portion of the Administrator's authority under sections 5(a), (b) and (c) above to one or more members of the Board who also are executive officers of the Company, and subject to such restrictions and limitations as the Administrator may decide to impose on such delegation.

        6. SPECIAL PROVISIONS RELATING TO ISOs. Notwithstanding anything else in this Plan to the contrary, the following provisions will apply to each Option granted hereunder that is designated as an ISO pursuant to section 5(c)(ii) above and that is intended to qualify for the treatment available pursuant to Section 422 of the Code:

                (a) such ISO may be granted only to Eligible Participants who, as of the Grant Date, are employees of the Company and/or its Subsidiaries (as determined by Section 340 1 (c) of the Code);


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                (b)     to the extent that the Fair Market Value of Option Stock
with respect to which all ISOs are exercisable for the first time by any individual during any calendar year (pursuant to this Plan and all other plans of the Company and/or its Subsidiaries) exceeds $ 100,000, the Option will not be treated as an ISO;

                (c) the Option Price of an ISO will not be less than one hundred percent (100%) of the Fair Market Value of the Shares as of the Grant Date, except as set forth in section 6(d) below;

                (d) in the case of an ISO granted to an Optionee who is a 10% shareholder: (i) the Option Price will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares as of the Grant Date; and
(ii) the Option Term and/or the Expiration Date may not be more than five (5) years from the Grant Date; and

                (e) notwithstanding any Grace Period selected by the Administrator pursuant to section 5(c)(v), the tax treatment available pursuant to Section 422 of the Code upon the exercise of an ISO will not be available to an Optionee who exercises any ISO more than (i) three (3) months following the Original Holder's Loss of Eligibility Status other than by reason of his or her death or permanent and total disability within the meaning of Section 22(e)(3) of the Code, or (ii) twelve (12) months following such Original Holder's Loss of Eligibility Status by reason or his or her permanent and total disability, whichever case may be applicable.

        7. ADDITIONAL TERMS AND CONDITIONS OF STOCK OPTION AGREEMENTS. No Option will be deemed granted hereunder merely upon the authorization thereof by the Administrator, but will be deemed granted hereunder only upon the execution of an Option Agreement evidencing the same by both the Optionee and a duly authorized officer of the Company. In addition to the terms and conditions thereof to be determined by the Administrator pursuant to section 5(c) above, unless otherwise stated therein, each-Option Agreement will be deemed to include the following terms and conditions unless expressly waived by the Company in the Option Agreement:

                (a) EXERCISE OF THE OPTION; ISSUANCE OF SHARE CERTIFICATE. That portion of the Option that is a Vested Option may be exercised by giving written notice thereof to the Company, on such form as may be specified by the Administrator, but in any event stating: the Optionee's intention to exercise the Option; the date of exercise; the number of full Shares of Option Stock to be purchased (which number shall be no less than one hundred (100) Shares, without regard to adjustments to the number of Shares subject to the Option pursuant to section 9 below, or, if less, all of the remaining Shares subject to the Option); the amount and form of payment of the Option Price; and shall contain such assurances of the Optionee's investment intent as the Company may require to ensure that the transaction complies in all respects with the requirements of the 1933 Act and other applicable securities laws. The notice of exercise will be signed by the person or persons exercising the Option. In the event that the Option is being exercised by the representative of Optionee, the notice will be accompanied by proof satisfactory to the Company of the representative's right to exercise the Option. The notice


                                       4.
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of exercise will be accompanied by full payment of the Option Price for the number of Shares of Option Stock to be purchased, in United States dollars, in cash, by check made payable to the Company, or in the form of such other legal consideration for the purchase of Shares as may be approved by the Administrator, in its discretion pursuant to section 5(c)(vii) above. In addition, to the extent required by applicable federal, state, local or foreign law, and as a condition to the Company's obligation to issue any Shares upon the exercise of the Option in full or in part, Optionee will make arrangements satisfactory to the Company for the payment of any applicable Tax Withholding Liability that may arise by reason of or in connection with such exercise. Such arrangements may include, in the Company's sole discretion, that the Optionee tender to the Company the amount of such Tax Withholding Liability, in cash, by check made payable to the Company, or in the form of such other payment as may be approved by the Administrator, in its discretion pursuant to section 5(c)(vii) above. After receiving a proper notice of exercise and payment of the applicable Option Price and withholding taxes, the Company will cause to be issued a certificate or certificates for the Shares of Option Stock as to which the Option has been exercised, registered in the name of the person rightfully exercising the Option and, subject to sections 7(e)(iv) and 7(g) below, the Company will cause such certificate or certificates to be delivered to such person.

                (b) COMPLIANCE WITH LAW. Notwithstanding any other provision of this Plan, Options may be granted pursuant to this Plan, and Option Stock may be issued pursuant to the exercise thereof by an Optionee, only after and on the condition that there has been compliance with all applicable federal and state securities laws. The Company will not be required to list, register or qualify any Shares of Option Stock upon any securities exchange, under any state or federal law, or with the Securities and Exchange Commission or any State agency, or secure the consent or approval of any governmental regulatory authority, except that if at any time the Board determines, in its discretion, that such listing, registration or qualification of the Shares of Option Stock, or any such consent or approval, is necessary or desirable as a condition of or in connection with the exercise of an Option and the purchase of Shares of Option Stock thereunder, that Option may not be exercised, in whole or in part, unless and until such listing, registration, qualification, consent or approval is effected or obtained free of any conditions that are not acceptable to the Board, in its discretion. However, the Company will seek to register or qualify with, or as may be provided by applicable local law, file for and secure an exemption from such registration or qualification requirements from, the applicable securities administrator and other officials of each jurisdiction in which an Eligible Participant would be granted an Option hereunder prior to such grant.

                (c)     RESTRICTIONS ON TRANSFER.

                        (i) OPTIONS NONTRANSFERABLE. No Option will be transferable by the Original Holder otherwise than by will or the laws of descent and distribution. During the lifetime of the Original Holder, the Option will be exercisable only by him or her.

                        (ii) GENERAL RULE ON PROHIBITED TRANSFERS OF OPTION STOCK. Until the occurrence of a First Public Offering, all Transfers of Option Stock (or


                                       5.
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interest therein) are expressly prohibited, except for Permitted Transfers described in section 7(d) below and the Transfers described in section 7(e) below. Any prohibited Transfer is void and of no effect, and no purported transferee thereof will be recognized as a shareholder of the Company for any purpose whatsoever. Should such a Transfer purport to occur, the Company may refuse to carry out the Transfer on its books, attempt to set aside the Transfer, enforce any rights under this section 7(c), or exercise any other legal or equitable remedy. For purposes of this section 7, the term "Option Stock" includes all Shares issued by the Company to a Holder (or his, her or its predecessor) by reason of such holdings, including any securities which may be acquired as a result of a stock split, stock dividend, and other distributions of Shares in the Company made upon, or in exchange for, other securities of the Company.

                        (iii) MARKET STANDOFF. In connection with a firm commitment underwritten public offering of securities of the Company (or any Successor Entity), if requested by the issuer or its principal underwriter, each Optionee and each Holder will: (A) not sell or otherwise Transfer any such Shares not included in such underwriting during the period of two hundred ten
(210) days (or such shorter or longer period as the underwriter may require of the principal security holders of the issuer) following the effective date of the registration statement filed with the Securities and Exchange Commission in connection with such offering; and (B) execute such instruments as the underwriter may reasonably require to evidence compliance with this section 7(c)(iii).

                (d) PERMITTED TRANSFERS. The following Transfers of Shares of Option Stock are permitted ("PERMITTED TRANSFERS"), and are not subject to the Company's rights of first refusal described in section 7(e) below:

                        (i) a Transfer by will or under the laws of descent and distribution; and

                        (ii) a Transfer by a Holder of Shares of Option Stock to his or her ancestors, descendants or spouse (other than pursuant to a decree of divorce, dissolution or separate maintenance, a property settlement, or a separation agreement or any similar agreement or arrangement with a spouse, except for bona fide estate planning purposes), or to a trust, partnership, custodianship or other fiduciary account for the benefit of the Holder and/or such ancestors, descendants or spouse, including any Transfer in the form of a distribution from any such trust, partnership, custodianship or other fiduciary account to any of the foregoing permitted beneficiaries thereof.

                (e) COMPANY RIGHTS OF REPURCHASE AND FIRST REFUSAL. The Company will have the following rights of repurchase and first refusal with respect to Shares of Option Stock:

                        (i) COMPANY'S RIGHT OF FIRST REFUSAL. If any Holder proposes to Transfer any Shares of Option Stock to any transferee, other than in the case of an Involuntary Transfer subject to section 7(e)(ii) below, the Company will have an assignable right (but not an obligation) to purchase such Shares on the terms and conditions set out in this section 7(e)(i). Such right of first refusal will be exercisable only on an all-or-nothing basis as to


                                       6.
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any particular Transfer of Shares, in the following manner:

                                (1)     The Holder proposing to Transfer such
Shares will provide to the Company a notice of proposed Transfer (a "PROPOSED TRANSFER NOTICE") stating: the number of Shares that the Holder proposes to Transfer and the Holder's bona fide intention to Transfer such Shares; the names and addresses of the Holder, the proposed transferee and subsequently such other information regarding such transferee as the Company reasonably requests; the manner and date of such proposed Transfer; and the bona fide cash price and/or other consideration (and the fair market value thereof) per share, if any, that such Transferee has offered to pay Holder for such Shares (the "OFFERED PRICE") as well as such other terms, including payment terms, and conditions, if any, as were included in such offer (the "OFFERED TERMS").

                                (2)     The Company (or its assignee) may
exercise its right of first refusal under this section 7(e)(i) at any time not more than thirty (30) days after the Company has received the Proposed Transfer Notice with respect to such Shares. If the Company (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Holder of such Shares a notice of such election, specifying the number of Shares to be purchased and a closing date that is no more than sixty (60) days after receipt of the Proposed Transfer Notice (or such later date as the transferee may have offered or on which the Transfer is otherwise scheduled to occur).

                                (3)     At such closing, to be held at the
Company's principal executive offices, the Company (or its assignee) will pay the Holder of the Shares, in cash, the purchase price equal to the Offered Price, subject to an appropriate adjustment to take into account any deferred payment terms that were included in the Offered Terms; provided that if the Offered Price includes any non-cash consideration, the value thereof for purposes of this section 7(e)(i) will be determined in good faith by the Board, subject to section 7(e)(iii) below.

                                (4)     If the Company (including its assignees)
fails or refuses to exercise its rights under this section 7(e)(i) with respect to any Shares that are the subject of any Proposed Transfer Notice, the Holder may Transfer such Shares to the transferee named in such Notice at the Offered Price and upon such Offered Terms as were set forth in such Notice; provided that such Transfer must be completed within ninety (90) days after the Company has received the Proposed Transfer Notice with respect to such Shares; provided further that as a condition of such Transfer, such transferee will execute such documents as the Company may reasonably require to ensure that the Company's rights under the applicable Option Agreement and this Plan are adequately protected with respect to such Shares, including, without limitation, the Transferee's agreement to be bound by all of the terms and conditions of this Plan, and of the Option Agreement, as if he or she were the original Holder of the Shares, and the Company satisfies itself that such Transfer complies in all respects with the requirements imposed by applicable state and federal securities laws and regulations.

                        (ii)    FOLLOWING AN INVOLUNTARY TRANSFER.


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Following any Involuntary Transfer of Shares of Option Stock (the "TRANSFERRED
SHARES"), the Company shall have the assignable right (but not the obligation), prior to a First Public Offering, to purchase from the transferee of the Transferred Shares ("TRANSFEREE") all or a portion of such Shares for a purchase price that is equal to the Fair Market Value of those Shares as of the date of such Involuntary Transfer. Such right will be exercisable in the following manner:

                                (1)     The Transferee promptly after such
Involuntary Transfer will provide to the Company a notice of Transfer (an "INVOLUNTARY TRANSFER NOTICE") stating: the number of Transferred Shares; the names and addresses of the transferor and the Transferee, and subsequently such other information regarding the Transferee as the Company reasonably requests; and the manner, circumstances and date of such Involuntary Transfer.

                                (2)     The Company (or its assignee) may
exercise its purchase rights under this section 7(e)(ii) at any time not more than ninety (90) days after the Company has received the Involuntary Transfer Notice with respect to the Transferred Shares. If the Company (or its assignee) elects to exercise such purchase rights it will do so by delivering to the Transferee a notice of such election, specifying the number of Transferred Shares to be purchased and a closing date that is no more than sixty (60) days after the giving of such notice.

                                (3)     At such closing, to be held at the
Company's principal executive offices, the Company (or its assignee) will pay the Transferee the purchase price specified in this section 7(e)(ii).

                        (iii) RESOLUTION OF DISPUTES. If there is a dispute concerning the fair market value of the consideration offered or accepted for the Shares of Option Stock or the Fair Market Value of the Option Stock, in connection with the exercise by the Company of its rights under this section 7(e), the dispute will be resolved by the independent certified public accounting firm that audited or prepared without audit the Company's last regular annual financial statement and the determination of that firm will be binding on the parties in the absence of fraud.

                        (iv) ESCROW. For purposes of facilitating the enforcement of the restrictions on Transfer set forth in this Plan or in any Option Agreement, the Administrator may, at its discretion, require the Holder of Shares of Option Stock to deliver the certificate(s) for such Shares with a stock power executed by him or her and by his or her spouse (if required for Transfer), in blank, to the Secretary of the Company or his or her designee, to hold said certificate(s) and stock power(s) in escrow and to take all such actions and to effectuate all such Transfers and/or releases as are in accordance with the terms of this Plan. The certificates may be held in escrow so long as the Shares of Option Stock whose ownership they evidence are subject to any right of repurchase or of first refusal under this Plan or under an Option Agreement. Each Optionee, by exercising an Option, thereby acknowledges that the Secretary of the Company (or his or her designee) is so appointed as the escrow holder with the foregoing authorities as a material inducement to the grant of an Option under this Plan, that the


                                       8.

appointment is coupled with an interest, and that it accordingly will be irrevocable. The escrow holder will not be liable to any party to an Option Agreement (or to any other party) for any actions or omissions unless the escrow holder is grossly negligent relative thereto. The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine.

                (f) CHANGE OF CONTROL TRANSACTIONS. Notwithstanding any other provision of this Plan, in the event of a Change of Control Transaction (as defined herein):

                        (i) with respect to all Options that have been granted hereunder and that are outstanding as of the consummation of such Change of Control Transaction, the Board, in its sole discretion, may determine that it is in the best interests of the Company, and if so may take all appropriate action either to:

                                (1)     cancel all such Options effective as of
the consummation of the Change of Control Transaction and, in connection with each Option, any portion of which is a Vested Option, notify the Optionee of the proposed Change of Control Transaction reasonably prior to its consummation so that the Optionee will have an opportunity to exercise the Vested Option immediately prior to such consummation; or

                                (2)     require the Successor Entity in such
Change of Control Transaction to assume the outstanding Options or substitute therefor comparable options of such Successor Entity (or of its parent or its Subsidiary); and

                        (ii) with respect to all Shares of Option Stock that have been issued and that are outstanding as of the consummation of such Change of Control Transaction, the Company will have the right (but not the obligation) to repurchase all (but not less than all) of the Shares by paying the Holder thereof cash, or canceling any indebtedness of such Holder to the Company, or both, at a closing to be held contemporaneously with the consummation of the Change of Control Transaction, provided that the repurchase price for such Shares will be an amount per share that is equal to the Fair Market Value of the Shares based on the Board's good faith estimate of the valuation of the Company implied by the estimated fair market value of the total consideration to be paid in connection with the Change of Control Transaction.

                        (iii) For purposes of this section 7(f): the term "CHANGE OF CONTROL TRANSACTION" means a Business Combination in which less than sixty-six and two-thirds percent (66.67%) of the outstanding voting securities of the Successor Entity immediately following the consummation of the Business Combination transaction are beneficially held by those persons and entities in the same proportion as such persons and entities beneficially held the Units of the Company immediately prior to such transaction; the term "BUSINESS COMBINATION" means a transaction or series of transactions consummated within any period of ninety (90) days resulting in (A) the sale of all or substantially all of the assets of the Company, (B) a merger or consolidation or other reorganization in which the Company is not the surviving entity or becomes owned entirely by another entity, or (C) the sale or other change of beneficial ownership of at least thirty-three and one-third percent (33.33%) of the outstanding


                                       9.

voting securities of the Company.

                (g) ADDITIONAL RESTRICTIONS ON TRANSFER, INVESTMENT INTENT. By accepting an Option and/or Shares of Option Stock under this Plan, the Optionee will be deemed to represent, warrant and agree that, unless a registration statement is in effect with respect to the sale of Shares of Option
Stock: (i) those Shares are not freely tradeable and must be held indefinitely unless such Shares are either registered under the 1933 Act or an exemption from such registration is available; (ii) the Company is under no obligation to register those Shares; (iii) upon exercise of that Option, the Optionee will purchase the Shares of Option Stock for his or her own account and not with a view to distribution within the meaning of the 1933 Act, other than as may be effected in compliance with the 1933 Act and the rules and regulations promulgated thereunder; (iv) no one else will have any beneficial interest in the Option Stock; (v) the Optionee has no present intention of disposing of the Option Stock at any particular time; and (vi) neither the Option nor the Shares have been qualified under the securities laws of any state and may only be offered and sold pursuant to an exception from qualification under applicable state securities laws.

                (h) STOCK CERTIFICATES, LEGENDS. Certificates representing Shares of Option Stock will bear all legends required, by law and necessary or appropriate in the Administrator's discretion to effectuate the provisions of this Plan and of the applicable Option Agreement. The Company may place a "stop transfer" order against Shares of Option Stock until full compliance with all restrictions and conditions set forth in this Plan and in the legends referred to in this section 7(h).

                (i) NOTICES. Any notice to be given to the Company under the terms of an Option Agreement will be addressed to the Company at its principal executive office, Attention: Corporate Secretary, or at such other address as the Company may designate in writing. Any notice to be given to an Optionee will be addressed to him or her at the address provided to the Company by the Optionee. Any such notice will be deemed to have been duly given if and when enclosed in a properly sealed envelope, addressed as aforesaid, deposited, postage prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

                (j) OTHER PROVISIONS. Each Option Agreement may contain such other terms, provisions and conditions, including restrictions on the Transfer of Shares of Option Stock, and rights of the Company to repurchase such Shares, not inconsistent with this Plan, as may be determined by the Administrator in its sole discretion.

                (k) SPECIFIC PERFORMANCE. Under those circumstances in which the Company chooses to timely exercise its rights to repurchase Shares of Option Stock as provided herein, the Company will be entitled to receive such Shares in specie in order to have the same available for future issuance without dilution of the holdings of other shareholders of the Company. By accepting Shares of Option Stock, the Holder thereof therefore acknowledges and agrees that money damages will be inadequate to compensate the Company and its shareholders if such a repurchase is not completed as contemplated hereunder and that the


                                      10.

Company shall, in such case, be entitled to a decree of specific performance of the terms hereof or to an injunction restraining such Holder (or such Holder's personal representative) from violating this Plan or Option Agreement, in addition to any other remedies that may be available to the Company at law or in equity.

                (l) NO SHAREHOLDER RIGHTS. No rights or privileges of a shareholder in the Company are conferred by reason of the granting of the Option. No Optionee will become a shareholder in the Company with respect to any Shares of Option Stock unless and until the Option has been properly exercised and the Option Price fully paid as to the portion of the Option exercised.

        8. TERM OF THE PLAN. This Plan will become effective on the date of its adoption by the Board, provided this Plan is approved by the shareholders of the Company (excluding Shares of Option Stock issued by the Company pursuant to the exercise of Options granted under this Plan) within twelve (12) months before or after that date. If this Plan is not so approved by the shareholders of the Company within that twelve (12) month period of time, any Options granted under this Plan will be rescinded and will be void. This Plan will remain in effect until the tenth (10th) anniversary of the date of its adoption by the Board or its approval by the shareholders of the Company, whichever is earlier, unless it is terminated earlier pursuant to section 1 of this Plan.

        9. ADJUSTMENTS UPON CHANGES IN STOCK. In the event of any change in the outstanding Shares of the Company as a result of a stock split, reverse stock split, stock dividend or distribution, recapitalization, combination or reclassification, appropriate proportionate adjustments will be made in: (i) the aggregate number of Shares that are reserved for issuance in the Option Pool pursuant to section 4 above, under outstanding Options or future Options granted hereunder; (ii) the Option Price and the number of Shares of Option Stock that may be acquired under each outstanding Option granted here6nder; and (iii) other rights and matters determined on a per share basis under this Plan or any Option Agreement evidencing an outstanding Option granted hereunder. Any such adjustments will be made only by the Board, and when so made will be effective, conclusive and binding for all purposes with respect to this Plan and all Options then outstanding. No such adjustments will be required by reason of the issuance or sale by the Company for cash or other consideration of additional Shares or securities convertible into or exchangeable for Shares.

        10. MODIFICATION, EXTENSION AND RENEWAL OF OPTIONS, GOVERNING LAW. Subject to the terms and conditions and within the limitations of this Plan, the Administrator may modify, extend or renew outstanding Options granted under this Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). Notwithstanding the foregoing, however, no modification of any Option will, without the consent of the Optionee, alter or impair any rights or obligations under any outstanding Option. This Plan will be governed by, and construed in accordance with, the laws of the State of California.


                                      11.

        11. AMENDMENT AND DISCONTINUANCE. The Board may amend, suspend or discontinue this Plan at any time or from time to time; provided that no action of the Board will cause ISOs granted under this Plan not to comply with Section 422 of the Code unless the Board specifically declares such action to be made for that purpose and provided further that no such action may, without the approval of the shareholders of the Company, materially increase (other than by reason of an adjustment pursuant to sections 4 or 9 hereof) the maximum aggregate number of Shares of Option Stock in the Option Pool, materially increase the benefits accruing to Eligible Participants, or materially modify the category of, or eligibility requirements for persons who are Eligible Participants. However, no such action may alter or impair any Option previously granted under this Plan without the consent of the Optionee, nor may the number of Shares of Option Stock in the Option Pool be reduced to a number that is less than the aggregate number of Shares of Option Stock (i) that may be issued pursuant to the exercise of all outstanding and unexpired Options granted hereunder, and (ii) that have been issued and are outstanding pursuant to the exercise of Options granted hereunder (net of any such Shares that have been reacquired by the Company by repurchase or otherwise).

        12. INFORMATION PROVIDED BY COMPANY. Prior to a First Public Offering, the Company annually will make available to each Optionee the Company's financial statements (which statements need not be audited), and each Optionee shall, by virtue of entering into an Option Agreement, be deemed to have agreed (and to cause any investment advisers to whom the Optionee proposes to make such information available to agree) to keep such information confidential and not to use such information for any purpose whatsoever other than determining whether to exercise an Option.

        13. COPIES OF PLAN. A copy of this Plan will be delivered to each Optionee at or before the time he or she executes an Option Agreement.

Date Plan Adopted by Board of Directors:           January 5, 1996
Date Plan Approved by the Shareholders:            January 5, 1996


                                      12.

                             THE VIRTUAL MALL, INC.
                             1996 STOCK OPTION PLAN

                                    EXHIBIT A
                                   DEFINITIONS

        1. "10% SHAREHOLDER" means a person who owns, either directly or indirectly by virtue of the ownership attribution provisions set forth in
Section 424(d) of the Code at the time he or she is granted an Option, stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company and/or of its Subsidiaries.

        2.      "1933 ACT" means the Securities Act of 1933, as amended.

        3. "CODE" means the Internal Revenue Code of 1986, as amended (references herein to Sections of the Code are intended to refer to Sections of the Code as enacted at the time of the Plan's adoption by the Board and as subsequently amended, or to any substantially similar successor provisions of the Code resulting from recodification, renumbering or otherwise).

        4. "FAIR MARKET VALUE" means, with respect to the Shares and as of the date that is relevant to-such a determination (e.g., on the Grant Date), the market price per share of such Shares determined by the Administrator, consistent with the requirements of Section 422 of the Code and to the extent consistent therewith, as follows: (a) if the Shares are traded on a stock exchange on the date in question, then the Fair Market Value will be equal to the closing price reported by the applicable composite-transactions report for such date; (b) if the Shares are traded over-the-counter on the date in question and was classified as a national market issue, then the Fair Market Value will be equal to the last-transaction price quoted by the NASDAQ system for such date; (c) if the Shares are traded over-the-counter on the date in question but was not classified as a national market issue, then the Fair Market Value will be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date; and (d) if none of the foregoing provisions is applicable, then the Fair Market Value will be determined by the Administrator in good faith on such basis as it deems appropriate.

        5. "FIRST PUBLIC OFFERING" means the closing of the first sale of securities of the Company, or of any Successor Entity, to the public, through a firm commitment underwriting, for an aggregate price (exclusive of underwriters' discounts and commissions and expenses of the offering) of at least seven million five hundred thousand dollars ($7,500,000), pursuant to an effective registration statement filed with the Securities and Exchange Commission under the 1933 Act.

        6. "GRANT DATE" means, with respect to an Option, the date on which the Option Agreement evidencing that Option is entered into between the Company and the Optionee, or such other date as may be set forth in that Option Agreement as the "Grant Date" which will be the effective date of that Option Agreement.

        7.      "HOLDER" means the holder of any Shares of Option Stock.


                                      13.

        8. "INVOLUNTARY TRANSFER" with respect to Shares of Option Stock includes, without limitation, any of the following: (A) an assignment of the Shares for the benefit of creditors of the transferor; (B) a Transfer by operation of law; (C) an execution of judgment against the Shares or the acquisition of record or beneficial ownership of Shares by a lender or creditor;
(D) a Transfer by will or under the laws of descent and distribution; (E) a Transfer pursuant to any decree of divorce, dissolution or separate maintenance, any property settlement, any separation agreement or any other agreement with a spouse (except for bona fide estate planning purposes) under which any Shares are Transferred or awarded to the spouse of the transferor or are required to be sold; or (F) a Transfer resulting from the filing by the transferor of a petition for relief, or the filing of an involuntary petition against the transferor, under the bankruptcy laws of the United States or of any other nation.

        9. "JUST CAUSE TERMINATION" means a termination by the Company and/or any of its Subsidiaries of the Original Holder's employment or services (or if the Original Holder is a director, removal of him or her from the Board by action of the shareholders or, if permitted by applicable law and the Bylaws of the Company, the other directors), in connection with the good faith determination of the Board (or of the Company's shareholders if the Original Holder is a director and the removal of him or her from the Board is by action of the shareholders, but in either case excluding the vote of the subject individual if he or she is a director or a shareholder) that the Original Holder has engaged in any acts involving dishonesty or moral turpitude or in any acts that materially and adversely affect the business, affairs or reputation of the Company or any of its Subsidiaries.

        10. "SUBSIDIARY" has the same meaning as "subsidiary corporation" as defined in Section 424(f) of the Code.

        11. "SUCCESSOR ENTITY" means a corporation or other entity that acquires all or substantially all of the assets of the Company, or which is the surviving or parent entity resulting from a Business Combination, as defined in section 7(f) of the Plan.

        12. "TAX WITHHOLDING LIABILITY" in connection with the exercise of any Option means all federal and state income taxes, social security tax, and any other taxes applicable to the compensation income arising from the transaction required by applicable law to be withheld by the Company.

        13. "TRANSFER" with respect to Shares of Option Stock, includes, without limitation, a voluntary or involuntary sale, assignment, transfer, conveyance, pledge, hypothecation, encumbrance, disposal, loan, gift, attachment or levy of those Shares, including without limitation any Involuntary Transfer.


                                      14.

                                                          Stock Option Agreement

Stock Option Agreement
Under the 1996 Stock Option Plan
of Egreetings Network

        THIS AGREEMENT is made effective as of (the "Grant Date"), between Egreetings Network, a California corporation (the "Company"), and (Optionee).

                          THE PARTIES AGREE AS FOLLOWS:

        OPTION GRANT. Subject to all of the terms and conditions of this Agreement and of the Company's 1996 STOCK OPTION PLAN (the "OPTION PLAN"), Optionee will have an option (the "OPTION") to purchase _________ shares of the Company's common stock (the "SHARES"), for an exercise price per share equal to $_________ (the "OPTION PRICE"). The Option will expire ten years from the date of grant and will be of no further force or effect thereafter.

        VESTING AND EXERCISE. The Option will become a Vested Option on the schedule set forth in Section 5(a)(vi) of the Option Plan; provided that in each case the Original Holder of the Option does not suffer a Loss of Eligibility Status prior to each such vesting date.

        REPRESENTATIONS AND WARRANTIES OF OPTIONEE. Optionee represents and warrants that he or she is acquiring the Option, and will acquire any Shares obtained upon exercise of the Option, for investment purposes only, for Optionee's own account, and with no view to the distribution thereof.

        NO EMPLOYMENT RIGHTS. This Agreement gives Optionee no right to be retained as an employee of the Company and/or its Subsidiaries.

        TERMS OF THE OPTION PLAN. Optionee understands that the Option Plan includes important terms and conditions that apply to the Option. Those terms include: important conditions to the right of Optionee to exercise the Option; important restrictions on the ability of Optionee to transfer the Option or to Transfer any of the Shares of Option Stock received upon exercise of the Option; and early termination of the Option following the occurrence of certain events. OPTIONEE HAS READ THE OPTION PLAN, AGREES TO BE BOUND BY ITS TERMS, AND MAKES EACH OF THE REPRESENTATIONS REQUIRED TO BE MADE BY OPTIONEE UNDER IT. OPTIONEE FURTHER ACKNOWLEDGES THAT THE COMPANY HAS GIVEN NO TAX ADVICE CONCERNING THE OPTION AND HAS ADVISED OPTIONEE TO CONSULT WITH HIS OR HER OWN TAX OR FINANCIAL ADVISOR ABOUT THE TAX TREATMENT OF THE OPTION AND ITS EXERCISE.

SPOUSAL CONSENT

        The undersigned is the spouse of the Optionee (______) referred to in the attached Stock Option Agreement (the "AGREEMENT"). The undersigned acknowledges that he or she:


                                      15.

        1. has received, reviewed and understands the terms and conditions of the Agreement, including the 1996 Stock Option Plan EGREETINGS NETWORK (the "PLAN");

        2. consents to the Agreement and the Plan, and agrees to be bound by their terms and conditions to the extent that he or she now has or may obtain any interest in the Option or Shares of Option Stock covered by the Agreement; and

        3. understands that the Company is relying upon this consent in entering into the Agreement and in not taking further steps to protect its interests.

Date:                                  Signature:

                                       Name:


                                      16.

                       NOTICE OF EXERCISE OF STOCK OPTION
                            E-GREETINGS NETWORK INC.

To:     Fred Campbell, Secretary; E-greetings Network Inc.

        The undersigned, the holder of an Option to purchase shares of common stock of E-greetings Network, Inc. (the "Company"), hereby irrevocably elects to exercise the purchase rights represented by such Option, and to purchase thereunder __________ shares of common stock of the Company, herewith makes payment of $___________ therefor in the form of a check made payable to the Company, and requests that the certificates for such shares be issued in the name of and delivered to the undersigned at the address set forth below.

        The undersigned acknowledges that the shares being purchased by him or her (the "Option Shares") are subject to substantial restrictions on sale or transfer set forth in the Company's 1996 Stock Option Plan (the "Plan") and agrees to be bound by the terms and conditions of said Plan and the Stock Option Agreement entered into by and between the Company and the undersigned on ______, 199_. The undersigned further represents, warrants and acknowledges that, unless a registration statement is in effect with respect to the s ` ale of Option
Shares: (i) those Option Shares are not freely tradeable and must be held indefinitely unless such Option Shares are either registered under the Securities Act of 1933, as amended, (the "Act"), or an exemption from such registration is available; (ii) the Company is under no obligation to register those Option Shares; (iii) the undersigned is purchasing the Option Shares for his or her own account and not with a view to or for sale in connection with any distribution within the meaning of the Act, other than as may be effected in compliance with the Act and the rules and regulations promulgated thereunder;
(iv) no one else will have any beneficial interest in the Option Shares; and (v) he or she has no present intention of disposing of the Option Shares or any interest therein at any particular time.

DATED

                                                 (signature)

                                Print name exactly as to be shown on certificate

                                Address:


                                      17.